Exhibit 10.98

CONSENT AGREEMENT

THIS CONSENT AGREEMENT (this “Agreement”), dated as of October 5, 2015, is made by US AIRWAYS, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America (“US Airways”), AMERICAN AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America (“American”), and AIRBUS S.A.S., organized and existing under the laws of the Republic of France (“Airbus”).

WHEREAS, Airbus and US Airways are parties to (i) that certain Amended and Restated Airbus A350 XWB Purchase Agreement, dated as of October 2, 2007 (together with all exhibits, schedules, supplements, and letter agreements thereto, each as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “A350 Agreement”), (ii) that certain Amended and Restated Airbus A320 Family Aircraft Purchase Agreement, dated as of October 2, 2007 (together with all exhibits, schedules, supplements, and letter agreements thereto, each as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “A320 Agreement”) and (iii) that certain Airbus A330 Purchase Agreement, dated as of October 2, 2007 (together with all exhibits, schedules, supplements, and letter agreements thereto, each as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “A330 Agreement”) (each of the A350 Agreement, the A320 Agreement and the A330 Agreement is referred to in this Agreement individually as a “Purchase Agreement” and collectively as the “Purchase Agreements”, and capitalized terms used but not defined herein shall have the respective meanings given them in the Purchase Agreements);

WHEREAS, Airbus and US Airways are parties to that certain [*CTR];

WHEREAS, US Airways is a wholly-owned subsidiary of US Airways Group, Inc. (“Group”), and Group and American are each a wholly-owned subsidiary of American Airlines Group Inc.;

WHEREAS, US Airways is to be merged with and into American, with American being the surviving entity (the “Merger”);

WHEREAS, Clause 20.2 of each Purchase Agreement provides that US Airways will be entitled to assign its rights under such Purchase Agreement at any time due to a merger involving US Airways, provided US Airways first obtains the written consent of Airbus; and

WHEREAS, Paragraph 4 of the [*CTR] provides that US Airways may not assign or transfer its rights and/or obligations thereunder in any manner without the prior written consent of Airbus.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Section 1. Assumption. American (a) agrees for the benefit of Airbus that, as of the effective time of the Merger, American will assume and undertake all of the liabilities and obligations of the Buyer, whenever accrued, pursuant to each Purchase Agreement and the [*CTR], and (b) confirms that, as of the effective time of the Merger, American (i) shall be

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deemed a party to each Purchase Agreement and the [*CTR], (ii) shall be deemed the party named as the “Buyer” for all purposes of each Purchase Agreement and the [*CTR] and (iii) shall be bound by, and shall perform and observe, all of the terms of each Purchase Agreement and the [*CTR] as if therein named the Buyer. American agrees that, reasonably promptly following the effective time of the Merger, it will provide written confirmation to Airbus that the effective time of the Merger has occurred.

Section 2. Representations and Warranties. American hereby represents and warrants to Airbus that:

(a) American is, and at the effective time of the Merger will be, a corporation duly incorporated and validly existing under the laws of the State of Delaware;

(b) at the effective time of the Merger, American will be the surviving entity in the Merger;

(c) at the effective time, and immediately following the consummation, of the Merger, no Termination Event will exist or will have occurred and be continuing;

(d) at the effective time of the Merger, there will not exist with respect to American any basis for a Termination Event within the meaning of Clause 21 of any of the Purchase Agreements; and

(e) American holds, and at the effective time of and immediately following the consummation of the Merger will hold, an air carrier operating certificate issued by the FAA.

Section 3. Consent. In consideration of the foregoing, on the date hereof and at the effective time of the Merger:

(a) pursuant to Clause 20.2 of each Purchase Agreement, Airbus hereby (i) consents to the assignment by US Airways to American at the effective time of the Merger of all of the rights and obligations of US Airways under each Purchase Agreement and (ii) accepts the assumption by American at the effective time of the Merger of the liabilities and obligations of the Buyer under each Purchase Agreement; and

(b) pursuant to Paragraph 4 of the [*CTR], Airbus hereby (i) consents to the assignment by US Airways to American at the effective time of the Merger of all of the rights and obligations of US Airways thereunder and (ii) accepts the assumption by American at the effective time of the Merger of the liabilities and obligations of the Buyer under the [*CTR].

Section 4. Notices. Following the effective time of the Merger, the Buyer’s address for notices given to the Buyer under any Purchase Agreement or the [*CTR] will be:

Address:	American Airlines, Inc.
4333 Amon Carter Boulevard
Mail Drop 5569
Fort Worth, Texas 76155
United States of America

Tel:	+1 817 967-0405
Fax:	+1 817 967-2199
Email:	peter.warlick@aa.com
Attention:	Vice President – Fleet Planning

cc:	Assistant Corporate Secretary

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Section 5. Miscellaneous.

(a) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

(b) This Agreement will not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

(c) THIS AGREEMENT WILL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

(d) Each party (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York in New York County and, to the extent permitted by applicable law, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, the defense of sovereign immunity, any claim that it is not personally subject to the jurisdiction of the above-named courts by reason of sovereign immunity or otherwise or that it or its property is exempt or immune from jurisdiction of such court or from legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or judgment, execution of judgment or otherwise) and, to the extent permitted by applicable law, that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent Agreement to be duly executed as of the day and year first above written.

US AIRWAYS, INC.

By:	/s/ Peter Warlick
Name: Peter Warlick Title: Vice President – Fleet Planning

AMERICAN AIRLINES, INC.

By:	/s/ Peter Warlick
Name: Peter Warlick Title: Vice President – Fleet Planning

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Name: Christophe Mourey Title: Senior Vice President Contracts

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]